Exhibit 99.1

Vor to Build-Out State-of-the-Art Clinical Manufacturing Facility Capable of Supporting Multiple Cell Therapy Programs

CAMBRIDGE, Mass., June 17, 2021 (GLOBE NEWSWIRE) -- Vor Biopharma (Nasdaq: VOR or the Company) announced today that it will build-out an in-house clinical manufacturing facility in Cambridge, Massachusetts to support its development of potentially transformative engineered hematopoietic stem cell (eHSC) and chimeric antigen receptor T-cell (CAR-T) therapeutic candidates for patients with hematological malignancies. Vor anticipates that the facility, located in the same premises as Vor’s current headquarters, will be operational in 2022.

“Vor’s novel approach to cancer treatment demands an equally novel approach to cell therapy manufacturing. We are thrilled to construct our own manufacturing facility in our existing location, which will give us end-to-end oversight over drug product for our planned clinical trials and nicely complement our global supply chain,” said Sadik Kassim, Ph.D., Chief Technology Officer at Vor. “With this new facility, our manufacturing teams will be seamlessly integrated within our wider organization, a crucial component of our strategy as we begin treating patients living with devastating blood cancers.”

The facility has been designed to support clinical manufacturing for Vor’s cell therapy programs, including both eHSCs and CAR-T therapeutic candidates, and to be current Good Manufacturing Practice (cGMP) compliant. By integrating its internal research, process development, analytical development, manufacturing, and quality control testing capabilities under one roof, Vor aims to achieve flexible manufacturing capacity and to reduce the time and cost required to manufacture complex cell therapy clinical candidates.

In addition to leveraging its experienced manufacturing team, Vor plans to hire additional employees over the next few years to support the new in-house manufacturing operations. The planned build-out is consistent with Vor’s strategic plan and does not impact cash runway, which Vor believes is still sufficient to fund operations at least into the first quarter of 2023.

The new clinical manufacturing facility is part of a recently expanded lease agreement with Longfellow that increases Vor’s growing footprint in Cambridge.

About Vor Biopharma

Vor Biopharma is a cell therapy company that aims to transform the lives of cancer patients by pioneering engineered hematopoietic stem cell (eHSC) therapies to create next-generation, treatment-resistant transplants that unlock the potential of targeted therapies. By removing biologically redundant proteins from eHSCs, we design these cells and their progeny to be treatment-resistant to complementary targeted therapies, thereby enabling these therapies to selectively destroy cancer cells while sparing healthy cells.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “aim,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this press release include the Company’s statements regarding building-out an internal clinical manufacturing facility at its headquarters, including the scope and timing of such build-out, the capabilities of such facility, and the hiring of additional employees to support the operation of such facility, including the timing of such hires. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates; availability and timing of results from preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products and availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements.  These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent annual or quarterly report and in other reports the Company has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.

Contacts:

Investor:
Chris Brinzey
Westwicke, an ICR Company
+1 339-970-2843
chris.brinzey@westwicke.com

Media:
Rebecca Spalding
Ten Bridge Communications
+1 646-509-3831
rebecca@tenbridgecommunications.com